Exhibit 99

Global Structured Finance

BoAMS 2005-10

30 Year Fixed - Group 1

Detailed Strat

Oct 25, 2005 08:50

Selection Criteria: blank REJECTED; OTERM le 180; CLTV gt 80

1.	Original Balance
2.	Coupon
3.	Credit Score
4.	Index
5.	Loan Purpose
6.	Property Type
7.	Occupancy Status
8.	State
9.	County Distribution
10.	Original LTV
11.	Original Term

1. Original Balance

Original Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
400,001 - 500,000	5	$2,187,761	80.85%	87.18%	10.65%	90.00%	732	655	81.37%	100.00%	0.00%	100.00%	$439,514	1
500,001 - 600,000	1	518,236	19.15	89.26	12.00	89.26	768	768	0.00	100.00	0.00	100.00	522,151	2

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

Average: $453,286.67

Lowest: $408,984.00

Highest: $522,151.00

2. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
4.501 - 5.000	1	$518,236	19.15%	89.26%	12.00%	89.26%	768	768	0.00%	100.00%	0.00%	100.00%	$522,151	2
5.001 - 5.500	4	1,780,229	65.79	87.63	10.34	90.00	721	655	100.00	100.00	0.00	100.00	447,146	1
5.501 - 6.000	1	407,532	15.06	85.21	12.00	85.21	777	777	0.00	100.00	0.00	100.00	408,984	1

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

W.A.: 5.298

Lowest: 5.000

Highest: 5.625

3. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
800 - 849	1	$427,009	15.78%	90.00%	12.00%	90.00%	808	808	100.00%	100.00%	0.00%	100.00%	$430,135	2
750 -799	3	1,356,185	50.12	88.28	12.00	90.00	772	768	31.74	100.00	0.00	100.00	454,378	1
650 -699	2	922,802	34.10	85.42	8.79	90.00	658	655	100.00	100.00	0.00	100.00	463,225	1

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

W.A.: 739

Lowest: 655

Highest: 808

4. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
FIX	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

5. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Refinance-Rate/Term	3	$1,418,820	52.43%	85.38%	9.91%	89.26%	733	661	34.75%	100.00%	0.00%	100.00%	$475,945	2
Purchase	3	1,287,176	47.57	90.00	12.00	90.00	745	655	100.00	100.00	0.00	100.00	430,628	1

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

6. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SFR	3	$1,355,518	50.09%	88.28%	12.00%	90.00%	735	655	31.70%	100.00%	0.00%	100.00%	$453,628	1
PUD Detach	3	1,350,479	49.91	86.87	9.81	90.00	743	661	100.00	100.00	0.00	100.00	452,945	2

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

7. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Primary	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

8. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Georgia	2	$860,167	31.79%	90.00%	12.00%	90.00%	713	655	100.00%	100.00%	0.00%	100.00%	$430,875	1
California	1	518,236	19.15	89.26	12.00	89.26	768	768	0.00	100.00	0.00	100.00	522,151	2
Kansas	1	493,052	18.22	81.43	6.00	81.43	661	661	100.00	100.00	0.00	100.00	496,700	2
Florida	1	427,009	15.78	90.00	12.00	90.00	808	808	100.00	100.00	0.00	100.00	430,135	2
Virginia	1	407,532	15.06	85.21	12.00	85.21	777	777	0.00	100.00	0.00	100.00	408,984	1

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

9. County Distribution

County Distribution	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SAN BERNARDINO ,CA	1	$518,236	19.15%	89.26%	12.00%	89.26%	768	768	0.00%	100.00%	0.00%	100.00%	$522,151	2
JOHNSON ,KS	1	493,052	18.22	81.43	6.00	81.43	661	661	100.00	100.00	0.00	100.00	496,700	2
COLUMBIA ,GA	1	430,417	15.91	90.00	12.00	90.00	771	771	100.00	100.00	0.00	100.00	432,000	1
CHATHAM ,GA	1	429,750	15.88	90.00	12.00	90.00	655	655	100.00	100.00	0.00	100.00	429,750	0
PASCO ,FL	1	427,009	15.78	90.00	12.00	90.00	808	808	100.00	100.00	0.00	100.00	430,135	2
CAMPBELL ,VA	1	407,532	15.06	85.21	12.00	85.21	777	777	0.00	100.00	0.00	100.00	408,984	1

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

10. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
80.01 - 85.00	1	$493,052	18.22%	81.43%	6.00%	81.43%	661	661	100.00%	100.00%	0.00%	100.00%	$496,700	2
85.01 - 90.00	5	2,212,944	81.78	88.94	12.00	90.00	756	655	58.17	100.00	0.00	100.00	444,604	1

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

W.A.: 87.58%

Lowest: 81.43%

Highest: 90.00%

11. Original Term

Original Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
175 - 180	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

Total:	6	$2,705,997	100.00%	87.58%	10.91%	90.00%	739	655	65.79%	100.00%	0.00%	100.00%	$453,287	1

W.A.: 180.0 months

Lowest: 180 months

Highest: 180 months

FOR INTERNAL USE ONLY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2005-10

15 Year Fixed - Group 2

Detailed Strat

Oct 25, 2005 08:52

Selection Criteria: blank REJECTED; OTERM le 180

1.	Original Balance
2.	Coupon
3.	Credit Score
4.	Index
5.	Loan Purpose
6.	Property Type
7.	Occupancy Status
8.	State
9.	County Distribution
10.	Original LTV
11.	Original Term

1. Original Balance

Original Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
300,001 - 400,000	6	$2,387,400	4.77%	63.99%	0.00%	80.00%	719	666	33.30%	100.00%	50.08%	100.00%	$398,857	1
400,001 - 500,000	48	21,566,300	43.13	63.39	1.08	90.00	741	631	31.37	95.79	29.00	100.00	450,781	1
500,001 - 600,000	26	14,193,415	28.38	64.24	0.44	89.26	763	642	15.51	92.49	30.53	96.14	547,390	1
600,001 - 700,000	6	3,864,485	7.73	53.92	0.00	74.71	753	702	0.00	81.95	48.79	100.00	645,683	1
700,001 - 800,000	2	1,589,486	3.18	39.32	0.00	51.12	765	744	0.00	100.00	0.00	100.00	796,178	1
900,001 - 1,000,000	4	3,977,800	7.95	57.32	0.00	78.96	760	721	25.05	25.04	0.00	74.95	999,013	1
1,100,001 - 1,200,000	1	1,180,000	2.36	69.41	0.00	69.41	782	782	100.00	100.00	0.00	100.00	1,180,000	0
1,200,001 - 1,300,000	1	1,245,420	2.49	48.08	0.00	48.08	775	775	0.00	100.00	0.00	100.00	1,250,000	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

Average: $533,566.66

Lowest: $396,516.00

Highest: $1,250,000.00

2. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
4.501 - 5.000	4	$2,442,754	4.89%	64.05%	2.55%	89.26%	764	687	0.00%	100.00%	18.35%	100.00%	$613,038	1
5.001 - 5.500	78	42,099,563	84.19	60.35	0.44	90.00	755	644	23.62	87.75	25.98	96.33	541,369	1
5.501 - 6.000	11	4,963,690	9.93	67.55	0.99	85.21	718	631	40.17	100.00	45.95	100.00	452,391	1
6.001 - 6.500	1	498,299	1.00	80.00	0.00	80.00	715	715	0.00	0.00	0.00	100.00	500,000	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

W.A.: 5.374

Lowest: 4.875

Highest: 6.125

3. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
800 - 849	7	$3,421,282	6.84%	76.61%	1.50%	90.00%	808	805	12.48%	84.86%	15.29%	100.00%	$490,234	1
750 - 799	49	27,898,626	55.79	60.06	0.58	90.00	776	750	9.65	88.91	18.59	100.00	571,079	1
700 - 749	22	11,325,501	22.65	58.08	0.00	80.00	727	701	36.30	81.96	42.61	86.36	516,174	1
650 - 699	12	5,402,584	10.80	67.06	1.50	90.00	675	654	58.79	100.00	39.79	100.00	451,464	1
600 - 649	4	1,956,312	3.91	58.46	0.00	69.88	641	631	78.35	100.00	50.30	100.00	491,839	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

W.A.: 751

Lowest: 631

Highest: 812

4. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
FIX	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

5. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Purchase	37	$20,770,039	41.54%	66.57%	0.74%	90.00%	766	654	22.37%	74.75%	0.00%	92.56%	$563,085	1
Refinance-Rate/Term	29	15,566,777	31.13	58.02	0.90	89.26	746	644	25.74	97.36	0.00	100.00	538,242	1
Refinance-Cashout	28	13,667,490	27.33	57.53	0.00	80.00	735	631	24.04	100.00	100.00	100.00	489,718	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

6. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SFR	73	$38,317,184	76.63%	59.39%	0.42%	90.00%	749	631	18.54%	92.45%	30.80%	100.00%	$526,485	1
PUD Detach	19	10,142,682	20.28	67.45	1.31	90.00	764	661	37.83	88.02	18.41	100.00	535,362	1
Condominium	2	1,544,439	3.09	72.94	0.00	73.33	729	721	64.52	0.00	0.00	0.00	775,000	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

7. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Primary	86	$44,350,359	88.69%	60.60%	0.67%	90.00%	750	631	24.67%	100.00%	30.82%	100.00%	$517,177	1
Secondary	8	5,653,947	11.31	68.02	0.00	80.00	756	715	17.62	0.00	0.00	72.68	709,756	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

8. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
California	28	$15,165,421	30.33%	53.32%	0.41%	89.26%	757	642	25.43%	93.41%	32.65%	100.00%	$543,103	1
Florida	12	6,372,362	12.74	67.06	0.80	90.00	746	654	35.23	75.76	33.72	75.76	532,033	1
Virginia	10	6,114,767	12.23	69.58	0.80	85.21	757	687	9.54	72.48	34.05	100.00	613,783	1
Texas	6	3,639,310	7.28	64.23	0.00	80.00	766	671	32.42	85.76	0.00	100.00	608,235	1
Maryland	6	2,934,619	5.87	58.71	0.00	80.00	729	666	31.13	100.00	31.13	100.00	489,683	0
Massachusetts	4	2,353,314	4.71	56.33	0.00	79.54	754	631	0.00	82.56	18.00	100.00	590,500	1
Washington	3	1,324,498	2.65	63.44	0.00	79.66	714	676	65.25	100.00	68.89	100.00	446,357	1
Arizona	3	1,253,986	2.51	80.00	0.00	80.00	759	746	36.68	100.00	31.79	100.00	418,933	1
New Jersey	2	1,014,269	2.03	68.18	0.00	73.37	783	756	0.00	100.00	0.00	100.00	509,000	1
Missouri	2	977,278	1.95	73.86	0.00	80.00	758	721	0.00	100.00	0.00	100.00	488,639	0
North Carolina	2	881,758	1.76	77.68	0.00	79.46	735	686	0.00	100.00	0.00	100.00	442,500	1
Georgia	2	860,167	1.72	90.00	12.00	90.00	713	655	100.00	100.00	0.00	100.00	430,875	1
Hawaii	1	797,130	1.59	27.59	0.00	27.59	786	786	0.00	100.00	0.00	100.00	800,000	1
Montana	1	668,542	1.34	38.34	0.00	38.34	777	777	0.00	100.00	0.00	100.00	671,000	1
Oregon	1	533,517	1.07	70.00	0.00	70.00	791	791	0.00	100.00	0.00	100.00	535,500	1
District of Columbia	1	525,089	1.05	43.55	0.00	43.55	732	732	0.00	100.00	100.00	100.00	527,000	1
Colorado	1	498,299	1.00	80.00	0.00	80.00	715	715	0.00	0.00	0.00	100.00	500,000	1
Kentucky	1	498,168	1.00	58.82	0.00	58.82	782	782	0.00	100.00	0.00	100.00	500,000	1
Kansas	1	493,052	0.99	81.43	6.00	81.43	661	661	100.00	100.00	0.00	100.00	496,700	2
Connecticut	1	483,677	0.97	69.88	0.00	69.88	646	646	100.00	100.00	0.00	100.00	485,400	1
Other	6	2,615,080	5.23	57.20	0.00	76.94	752	737	0.00	100.00	50.14	100.00	437,192	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

9. County Distribution

County Distribution	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
LOS ANGELES ,CA	8	$4,071,887	8.14%	57.20%	0.00%	80.00%	747	644	36.33%	100.00%	26.43%	100.00%	$510,875	1
FAIRFAX ,VA	4	2,464,795	4.93	63.51	0.00	75.00	756	723	23.68	100.00	44.18	100.00	617,324	0
ORANGE ,CA	4	1,965,471	3.93	52.00	0.00	58.59	713	642	52.71	100.00	100.00	100.00	492,682	1
SANTA CLARA ,CA	2	1,730,520	3.46	45.48	0.00	48.08	772	766	0.00	100.00	0.00	100.00	867,550	1
HARRIS ,TX	2	1,606,216	3.21	67.21	0.00	69.41	778	766	73.46	100.00	0.00	100.00	803,900	0
MARIN ,CA	2	1,435,000	2.87	24.64	0.00	28.78	768	738	30.31	30.31	30.31	100.00	717,500	0
DADE ,FL	2	1,421,412	2.84	65.93	0.00	72.73	701	654	100.00	29.90	0.00	29.90	712,500	1
SAN DIEGO ,CA	3	1,405,326	2.81	50.02	0.00	56.82	778	741	64.42	100.00	0.00	100.00	469,040	0
JAMES CITY ,VA	2	1,263,935	2.53	74.97	0.00	76.55	783	765	0.00	44.82	0.00	100.00	633,250	1
BROWARD ,FL	2	1,163,448	2.33	67.57	0.00	80.00	790	787	0.00	100.00	50.42	100.00	581,724	0
Other	63	31,476,294	62.95	64.21	0.94	90.00	749	631	15.56	90.60	27.05	98.26	501,401	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

10. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
15.01 - 20.00	1	$435,000	0.87%	15.13%	0.00%	15.13%	738	738	100.00%	100.00%	100.00%	100.00%	$435,000	0
20.01 - 25.00	2	989,854	1.98	23.09	0.00	23.68	733	701	0.00	100.00	0.00	100.00	496,000	1
25.01 - 30.00	2	1,797,130	3.59	28.25	0.00	28.78	783	781	0.00	44.36	0.00	100.00	900,000	0
35.01 - 40.00	4	2,041,540	4.08	38.21	0.00	38.81	750	702	22.15	100.00	22.15	100.00	514,242	1
40.01 - 45.00	7	3,890,733	7.78	42.74	0.00	45.00	764	702	0.00	100.00	57.01	100.00	557,157	1
45.01 - 50.00	7	4,450,289	8.90	48.27	0.00	50.00	739	644	20.53	100.00	8.95	100.00	638,475	1
50.01 - 55.00	8	4,105,254	8.21	52.47	0.00	54.69	741	689	21.50	100.00	47.81	100.00	513,805	0
55.01 - 60.00	8	3,979,335	7.96	57.63	0.00	59.54	730	631	26.60	100.00	63.94	100.00	498,750	1
60.01 - 65.00	10	4,811,236	9.62	62.43	0.00	65.00	757	671	10.70	100.00	30.71	100.00	482,131	1
65.01 - 70.00	10	5,601,235	11.20	68.87	0.00	70.00	748	646	39.39	100.00	24.64	100.00	561,168	1
70.01 - 75.00	11	6,306,210	12.61	73.04	0.00	75.00	748	666	45.02	64.45	23.70	75.51	575,387	1
75.01 - 80.00	18	8,890,494	17.78	79.24	0.00	80.00	767	686	9.63	72.87	14.67	100.00	495,526	1
80.01 - 85.00	1	493,052	0.99	81.43	6.00	81.43	661	661	100.00	100.00	0.00	100.00	496,700	2
85.01 - 90.00	5	2,212,944	4.43	88.94	12.00	90.00	756	655	58.17	100.00	0.00	100.00	444,604	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

W.A.: 61.44%

Lowest: 15.13%

Highest: 90.00%

11. Original Term

Original Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
115 - 120	1	$613,100	1.23%	40.87%	0.00%	40.87%	702	702	0.00%	100.00%	0.00%	100.00%	$613,100	0
175 - 180	93	49,391,206	98.77	61.69	0.60	90.00	752	631	24.17	88.55	27.67	96.87	532,711	1

Total:	94	$50,004,306	100.00%	61.44%	0.59%	90.00%	751	631	23.88%	88.69%	27.33%	96.91%	$533,567	1

W.A.: 179.3 months

Lowest: 120 months

Highest: 180 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2005-10

30 YR Fixed - Group 1

Collateral Summary Report

Oct 25, 2005 09:03

Selection Criteria: OTERM gt 180; blank REJECTED

1.	General Pool Characteristics
2.	Original Balance
3.	Cut-Off Balance
4.	Index
5.	Product Type
6.	Coupon
7.	Credit Score
8.	Lien Position
9.	Loan Purpose
10.	Property Type
11.	Documentation
12.	Occupancy Status
13.	PMI Providers
14.	State
15.	California
16.	Zip Code
17.	Delinquency*
18.	Times 30 Days DLQ
19.	Convertible Flag
20.	Buydown Agreement
21.	Original Term
22.	Cut-Off Remaining Term
23.	Cutoff Loan Age
24.	OLTV
25.	Cut-Off LTV

1. General Pool Characteristics

Pool Size: $495,306,338.39

Loan Count: 905

Cut-off Date: 2005-10-01

Avg. Loan Balance: $547,299.82

Avg. Orig. Balance: $547,774.36

W.A. FICO*: 747

W.A. Orig. LTV: 68.74%

W.A. Cut-Off LTV: 68.68%

W.A. Gross Coupon: 5.8444%

W.A. Net Coupon: 5.5909%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 357 months

W.A. Rem. Term: 357 months

W.A. Age: 1 months

% over 80 COLTV: 0.93%

% over 100 COLTV: 0.00%

% with PMI: 0.93%

% over 80 with Required PMI: 100.00%

W.A. MI Coverage: 26.49%

W.A. MI Adjusted LTV: 68.45%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 0.57%

% Conforming: 0.26%

2. Original Balance

Original Balance	Percent
350,001 - 450,000	20.83%
450,001 - 550,000	34.25
550,001 - 650,000	20.18
650,001 - 750,000	10.30
750,001 - 850,000	5.31
850,001 - 950,000	3.48
950,001 - 1,050,000	4.00
1,050,001 - 1,150,000	0.67
1,150,001 - 1,250,000	0.98

Total:	100.00%

Average: $547,774.36

Lowest: $396,000.00

Highest: $1,239,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
350,001 - 450,000	20.92%
450,001 - 550,000	34.27
550,001 - 650,000	20.07
650,001 - 750,000	10.30
750,001 - 850,000	5.31
850,001 - 950,000	3.48
950,001 - 1,050,000	4.00
1,050,001 - 1,150,000	0.67
1,150,001 - 1,250,000	0.98

Total:	100.00%

Average: $547,299.82

Lowest: $395,566.55

Highest: $1,236,467.37

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
30 YR FIXED	97.54%
20 YR FIXED	1.80
25 YR FIXED	0.66

Total:	100.00%

6. Coupon

Coupon	Percent
4.876 - 5.000	0.09%
5.001 - 5.125	0.28
5.126 - 5.250	0.79
5.251 - 5.375	1.49
5.376 - 5.500	4.34
5.501 - 5.625	12.05
5.626 - 5.750	27.69
5.751 - 5.875	26.54
5.876 - 6.000	12.35
6.001 - 6.125	7.76
6.126 - 6.250	4.62
6.251 - 6.375	1.03
6.376 - 6.500	0.24
6.501 - 6.625	0.23
6.626 - 6.750	0.21
6.751 - 6.875	0.09
7.001 - 7.125	0.19

Total:	100.00%

W.A.: 5.844

Lowest: 5.000

Highest: 7.125

7. Credit Score

Credit Score	Percent
800 - 849	6.92%
750 - 799	46.61
700 - 749	32.31
650 - 699	11.85
600 - 649	2.31

Total:	100.00%

W.A.: 747

Lowest: 620

Highest: 816

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Purchase	51.81%
Refinance-Cashout	24.87
Refinance-Rate/Term	23.32

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	69.88%
PUD Detach	19.04
Condo - Low	5.46
Condo - High	3.07
2-Family	1.08
PUD Attach	0.99
3-Family	0.30
4-Family	0.09
Townhouse	0.09

Total:	100.00%

11. Documentation

Documentation	Percent
Reduced	36.64%
Rapid	31.90
Standard	27.56
TL	3.60
All Ready Home	0.30

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Primary	92.16%
Secondary	7.84

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	99.07%
UGRIC	0.27
GEMIC	0.19
RMIC	0.19
MGIC	0.11
PMIC	0.09
TGIC	0.08

Total:	100.00%

14. State

State	Percent
California	46.68%
Florida	7.19
Virginia	6.50
Maryland	5.10
Illinois	3.08
Other	31.45

Total:	100.00%

15. California

California	Percent
Northern California	48.76%
Southern California	51.24

Total:	100.00%

16. Zip Code

Zip Code	Percent
94526	0.57%
92679	0.51
89509	0.46
94506	0.46
91709	0.45
Other	97.55

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	99.90%
1	0.10

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	99.79%
Y	0.21

Total:	100.00%

21. Original Term

Original Term	Percent
240	1.80%
300	0.66
360	97.54

Total:	100.00%

W.A.: 357.4 months

Lowest: 240 months

Highest: 360 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
235 - 240	1.80%
295 - 300	0.66
355 - 360	97.54

Total:	100.00%

W.A.: 356.7 months

Lowest: 238 months

Highest: 360 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	33.08%
1 - 6	66.92

Total:	100.00%

W.A.: 0.7 months

Lowest: 0 months

Highest: 5 months

24. OLTV

OLTV	Percent
<= 20.00	0.55%
20.01 - 25.00	0.27
25.01 - 30.00	1.04
30.01 - 35.00	1.20
35.01 - 40.00	0.70
40.01 - 45.00	2.51
45.01 - 50.00	4.73
50.01 - 55.00	3.94
55.01 - 60.00	6.76
60.01 - 65.00	10.61
65.01 - 70.00	15.02
70.01 - 75.00	8.71
75.01 - 80.00	43.05
85.01 - 90.00	0.65
90.01 - 95.00	0.28

Total:	100.00%

W.A.: 68.74%

Lowest: 15.17%

Highest: 95.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	0.55%
20.01 - 25.00	0.27
25.01 - 30.00	1.04
30.01 - 35.00	1.20
35.01 - 40.00	0.70
40.01 - 45.00	2.51
45.01 - 50.00	4.73
50.01 - 55.00	4.03
55.01 - 60.00	6.67
60.01 - 65.00	10.70
65.01 - 70.00	14.93
70.01 - 75.00	8.87
75.01 - 80.00	42.88
85.01 - 90.00	0.65
90.01 - 95.00	0.28

Total:	100.00%

W.A.: 68.68%

Lowest: 15.17%

Highest: 95.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2005-10

15 YR Fixed - Group 2

Collateral Summary Report

Oct 25, 2005 08:58

Selection Criteria: OTERM le 180; blank REJECTED

1.	General Pool Characteristics
2.	Original Balance
3.	Cut-Off Balance
4.	Index
5.	Product Type
6.	Coupon
7.	Credit Score
8.	Lien Position
9.	Loan Purpose
10.	Property Type
11.	Documentation
12.	Occupancy Status
13.	PMI Providers
14.	State
15.	California
16.	Zip Code
17.	Delinquency*
18.	Times 30 Days DLQ
19.	Convertible Flag
20.	Buydown Agreement
21.	Original Term
22.	Cut-Off Remaining Term
23.	Cutoff Loan Age
24.	OLTV
25.	Cut-Off LTV

1. General Pool Characteristics

Pool Size: $50,004,305.82

Loan Count: 94

Cut-off Date: 2005-10-01

Avg. Loan Balance: $531,960.70

Avg. Orig. Balance: $533,566.66

W.A. FICO*: 751

W.A. Orig. LTV: 61.44%

W.A. Cut-Off LTV: 61.25%

W.A. Gross Coupon: 5.3743%

W.A. Net Coupon: 5.1208%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 179 months

W.A. Rem. Term: 178 months

W.A. Age: 1 months

% over 80 COLTV: 5.41%

% over 100 COLTV: 0.00%

% with PMI: 5.41%

% over 80 with Required PMI: 100.00%

W.A. MI Coverage: 10.91%

W.A. MI Adjusted LTV: 60.73%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 2.53%

% Conforming: 0.00%

2. Original Balance

Original Balance	Percent
350,001 - 450,000	30.63%
450,001 - 550,000	33.06
550,001 - 650,000	17.59
650,001 - 750,000	2.73
750,001 - 850,000	3.18
950,001 - 1,050,000	7.95
1,150,001 - 1,250,000	4.85

Total:	100.00%

Average: $533,566.66

Lowest: $396,516.00

Highest: $1,250,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
350,001 - 450,000	30.63%
450,001 - 550,000	33.06
550,001 - 650,000	17.59
650,001 - 750,000	2.73
750,001 - 850,000	3.18
950,001 - 1,050,000	7.95
1,150,001 - 1,250,000	4.85

Total:	100.00%

Average: $531,960.70

Lowest: $395,391.43

Highest: $1,245,420.27

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
15 YR FIXED	98.77%
10 YR FIXED	1.23

Total:	100.00%

6. Coupon

Coupon	Percent
4.751 - 4.875	3.85%
4.876 - 5.000	1.04
5.001 - 5.125	8.19
5.126 - 5.250	26.09
5.251 - 5.375	22.51
5.376 - 5.500	27.41
5.501 - 5.625	4.54
5.626 - 5.750	4.49
5.876 - 6.000	0.89
6.001 - 6.125	1.00

Total:	100.00%

W.A.: 5.374

Lowest: 4.875

Highest: 6.125

7. Credit Score

Credit Score	Percent
800 - 849	6.84%
750 - 799	55.79
700 - 749	22.65
650 - 699	10.80
600 - 649	3.91

Total:	100.00%

W.A.: 751

Lowest: 631

Highest: 812

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Purchase	41.54%
Refinance-Rate/Term	31.13
Refinance-Cashout	27.33

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	76.63%
PUD Detach	20.28
Condo - High	1.99
Condo - Low	1.10

Total:	100.00%

11. Documentation

Documentation	Percent
Reduced	40.96%
Rapid	30.72
Standard	23.88
TL	4.45

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Primary	88.69%
Secondary	11.31

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	94.59%
RMIC	1.89
PMIC	1.72
RGIC	0.99
GEMIC	0.81

Total:	100.00%

14. State

State	Percent
California	30.33%
Florida	12.74
Virginia	12.23
Texas	7.28
Maryland	5.87
Other	31.55

Total:	100.00%

15. California

California	Percent
Northern California	29.02%
Southern California	70.98

Total:	100.00%

16. Zip Code

Zip Code	Percent
23185	2.53%
93108	2.49
77068	2.36
08753	2.03
94920	2.00
Other	88.59

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	97.05%
1	2.95

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	98.01%
Y	1.99

Total:	100.00%

21. Original Term

Original Term	Percent
120	1.23%
180	98.77

Total:	100.00%

W.A.: 179.3 months

Lowest: 120 months

Highest: 180 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
115 - 120	1.23%
175 - 180	98.77

Total:	100.00%

W.A.: 178.5 months

Lowest: 120 months

Highest: 180 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	32.33%
1 - 6	67.67

Total:	100.00%

W.A.: 0.8 months

Lowest: 0 months

Highest: 3 months

24. OLTV

OLTV	Percent
<= 20.00	0.87%
20.01 - 25.00	1.98
25.01 - 30.00	3.59
35.01 - 40.00	4.08
40.01 - 45.00	7.78
45.01 - 50.00	8.90
50.01 - 55.00	8.21
55.01 - 60.00	7.96
60.01 - 65.00	9.62
65.01 - 70.00	11.20
70.01 - 75.00	12.61
75.01 - 80.00	17.78
80.01 - 85.00	0.99
85.01 - 90.00	4.43

Total:	100.00%

W.A.: 61.44%

Lowest: 15.13%

Highest: 90.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	0.87%
20.01 - 25.00	1.98
25.01 - 30.00	3.59
35.01 - 40.00	4.08
40.01 - 45.00	7.78
45.01 - 50.00	8.90
50.01 - 55.00	8.21
55.01 - 60.00	8.85
60.01 - 65.00	9.62
65.01 - 70.00	10.30
70.01 - 75.00	12.61
75.01 - 80.00	17.78
80.01 - 85.00	1.80
85.01 - 90.00	3.61

Total:	100.00%

W.A.: 61.25%

Lowest: 15.13%

Highest: 90.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.